THOMASLLOYD FUNDS

Supplement dated August 13, 2007

to the Prospectus of the ThomasLloyd OPTI-flex® Fund dated April 3, 2007

THOMASLLOYD BOARD OF TRUSTEES APPROVES CONVERSION OF

THOMASLLOYD OPTI-flex® FUND INTO

CATALYST OPTI-flex® FUND

The ThomasLloyd Funds Board of Trustees, upon the recommendation of ThomasLloyd Global Asset Management (Americas) LLC (the "Adviser"), approved an Agreement and Plan of Reorganization and Termination (the "Reorganization Plan") under which the ThomasLloyd OPTI-flex® Fund would be converted into the Catalyst OPTI-flex® Fund, a newly created series of the Catalyst Funds.  The Catalyst Funds’ Board of Trustees also approved the proposed reorganization.

Subject to a vote of the shareholders of the ThomasLloyd OPTI-flex® Fund, the reorganization and termination is expected to occur on or about September 28, 2007 (the "Reorganization Date").  If the Reorganization Plan is approved, Catalyst Capital Advisors LLC will replace the Adviser as the investment adviser to the ThomasLloyd OPTI-flex® Fund.  PROACTIVE Money Management, Inc., the current sub-adviser to the ThomasLloyd OPTI-flex® Fund, will serve as sub-adviser to the Catalyst OPTI-flex® Fund.  The Catalyst OPTI-flex® Fund will have a substantially identical investment program as the ThomasLloyd OPTI-flex® Fund.

There will be no sales charges or redemption fees applied in connection with the proposed reorganization.  Shares of the Catalyst OPTI-flex® Fund will have a total NAV equal to that of the ThomasLloyd OPTI-flex® Fund on the Reorganization Date.

A preliminary combined proxy statement/prospectus has been filed with the Securities and Exchange Commission.  Investors should consult this document for further details regarding the proposed reorganization.

(ThomasLloyd OPTI-flex® Fund Sticker, August 13, 2007)